Exhibit 24.1

H.B. Fuller Company

POWER OF ATTORNEY

(Shelf Registration Statement)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of H.B. FULLER COMPANY, a Minnesota corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement on Form S-3 pursuant to the rules and regulations of the Securities Act of 1933, as amended, hereby constitute and appoint JAMES J. OWENS, JOHN J. CORKREAN AND TIMOTHY J. KEENAN his or her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the other, for him or her and in his or her name, place and stead to sign a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, with power, where appropriate, to affix the corporate seal of said Company thereto, and to attest said seal, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and with the appropriate office of any state, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of January 16, 2020.

/s/ Daniel L. Florness	/s/ J. Michael Losh
DANIEL L. FLORNESS Director	J. MICHAEL LOSH Director

/s/ Thomas W. Handley	/s/ Lee R. Mitau
THOMAS W. HANDLEY Director	LEE R. MITAU Director and Non-Executive Chairman of the Board

/s/ Maria Teresa Hilado	/s/ James J. Owens
MARIA TERESA HILADO Director	JAMES J. OWENS Director

/s/ Ruth Kimmelshue	/s/ Dante Parrini
RUTH KIMMELSHUE Director	DANTE PARRINI Director

/s/ John C. van Roden Jr.	/s/ R. William Van Sant
JOHN C. VAN RODEN JR. Director	R. WILLIAM VAN SANT Director

H.B. Fuller Company

POWER OF ATTORNEY

(Shelf Registration Statement)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned executive officers of H.B. FULLER COMPANY, a Minnesota corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement on Form S-3 pursuant to the rules and regulations of the Securities Act of 1933, as amended, hereby constitute and appoint JAMES J. OWENS, JOHN J. CORKREAN AND TIMOTHY J. KEENAN his or her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the other, for him or her and in his or her name, place and stead to sign a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, with power, where appropriate, to affix the corporate seal of said Company thereto, and to attest said seal, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and with the appropriate office of any state, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of January 24, 2020.

/s/ James J. Owens
JAMES J. OWENS President and Chief Executive Officer and Director (Principal Executive Officer)

/s/ John J. Corkrean
JOHN J. CORKREAN Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Robert J. Martsching
ROBERT J. MARTSCHING Vice President and Controller (Principal Accounting Officer)